UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On August 6, 2009, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its financial results for the second quarter ended June 30, 2009. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits.

On August 6, 2009, the Company filed its quarterly report on Form 10-Q with the Securities and Exchange Commission. A hard copy of the complete filing, free of charge, can be obtained by contacting Investor Relations or through the Company’s website address, www.kkr.com/kam/kfn_sec_filings.cfm.

Exhibit 99.1  Earnings release regarding the financial results for the second quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)

Date: August 6, 2009		/s/ JEFFREY B. VAN HORN
	By:	Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release regarding the financial results for the second quarter ended June 30, 2009.